                                                                   EXHIBIT 10.27


                        CERTIFICATE OF REVISED SCHEDULE A


       In accordance with the last paragraph of Paragraph 11(e) of the Limited Partnership Agreement of RSA Partners I, L.P. (the "Partnership"), Schedule A to such Agreement is hereby revised and restated in its entirety in the form of
Exhibit 1 hereto to take account of the retirement of all Class B and Class C Limited Partners of the Partnership on November 13, 2001 and the subsequent decrease on November 28, 2001 of the Subscription of each Partner of the Partnership by seventy percent (70%).

       IN WITNESS WHEREOF, RSA Ventures, Inc., as the sole General Partner of the Partnership, has executed this Certificate of Revised Schedule A on this 28th day of November, 2001.




                                                RSA Ventures, Inc.


                                                By: /s/ John F. Kennedy
                                                    ----------------------------
                                                    Title: Treasurer

                                                                       EXHIBIT 1


                                   SCHEDULE A
                                   ----------

                                                                  PERCENTAGE
PARTNERS                                   SUBSCRIPTION            INTEREST
--------                                   ------------           ----------

GENERAL PARTNER
---------------

RSA Ventures, Inc.                             $  3,015              1.000000%
36 Crosby Drive
Bedford, MA 01730
Attn: Administrator
Telecopy: (781) 301-5420
E-mail: chargreaves@rsasecurity.com

with a copy to:

RSA Security Inc.
36 Crosby Drive
Bedford, MA 01730
Attn: Legal Department
Telecopy: (781) 301-5590
E-mail: mseif@rsasecurity.com


CLASS A LIMITED PARTNER
                                               $210,637             66.828125%*
RSA Security Inc.
36 Crosby Drive
Bedford, MA 01730
Attn: Treasurer
Telecopy: (781) 301-5590
E-mail: jsprague@rsasecurity.com

with a copy to:

RSA Security Inc.
36 Crosby Drive
Bedford, MA 01730
Attn:  Legal Department
Telecopy: (781) 301-5590
E-mail: mseif@rsasecurity.com

CLASS B LIMITED PARTNERS

Barry Rosenbaum                                $ 34,993             11.250000%
490 W. Oceanview Avenue
Del Mar, CA 92014
Telecopy: (858) 720-8475
E-mail: barryrosenbaum@mac.com

Charles R. Stuckey, Jr.                         $10,935              3.515625%
RSA Security
36 Crosby Drive
Bedford, MA 01730
Telecopy: (781) 301-5420
E-mail: cstuckey@rsasecurity.com

Fergal Mullen                                   $21,854              7.031250%
RSA Ventures
Rue du Rhone 14
CH-1204 Geneva
Telecopy: 41-22-819-199
E-mail: fmullen@rsasecurity.com

David Clark                                      $8,700              8.437500%
315 Vicente Street
San Francisco, CA 94127
Telecopy: (415) 664-3128
E-mail: dfclark@yahoo.com

CLASS C LIMITED PARTNERS

James Horn                                       $2,623              0.375000%
336 Edgewood Road
Redwood City, CA 94062
Telecopy: (650) 261-9119
E-mail: james@thehorns.com

Bradley H. Taylor                                $2,189              0.390625%
21 Rochelle
Newport Coast, CA 92657
Telecopy: (949) 852-6985
E-mail: btaylorhome@yahoo.com

James K. Sims                                    $6,562              1.171875%
GEN3 Partners
Ten Post Office Square, 9th Floor
Boston, MA 02109
Telecopy: (617) 728-7599


                                   TOTAL:      $301,508                   100%
                                               ========                   ===


* Includes 4.75% Percentage Interest which may be reallocated to additional partners of the Partnership pursuant to Paragraph 5(e) of the Agreement






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